UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2004

                             Fun City Popcorn, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-32947                     71-0390957
 ------------------------------     ----------                -----------------
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation or organization)    File Number)              Identification No.)

                  3211 Sunrise Avenue, Las Vegas, Nevada 89101
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (708) 681-3660

          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

     On November 5, 2004, Fun City Popcorn, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lev Acquisition Corp., its wholly-owned subsidiary (the "Lev Sub"), and Lev Pharmaceuticals, Inc. ("LEV"). Pursuant to the Merger Agreement, Lev Sub has agreed to merge with and into LEV and the combined entity will be a wholly-owned subsidiary of the Company (the "Merger").

     Pursuant to the Merger Agreement the Company plans to issue 5,250,928 shares of its common stock and 5,000,000 shares of its convertible preferred stock to holders of LEV common stock and including, upon exercise, holders of outstanding LEV options and warrants (the "LEV Shareholders"). The shares of convertible preferred stock will be automatically convertible into an aggregate 69,703,440 shares of the Company's common stock upon approval by the Company's stockholders of a Certificate of Amendment of the Company's Articles of Incorporation increasing the Company's authorized common stock to 150,000,000 shares, which is expected to occur after the closing of the Merger. After the closing of the Merger and upon stockholder approval of the Certificate of Amendment of the Company's Articles of Incorporation, approximately 94.33% of the Company's issued and outstanding common stock (on a fully-diluted basis) will be owned or exercisable for by the LEV Shareholders and the remainder will be held by the Company's current shareholders. Closing of the Merger is subject to, among other things, stockholder approval by the stockholders of LEV.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.


       Exhibit Number         Description


            2.1 Agreement and Plan of Merger by and among Fun City Popcorn, Inc., LEV Acquisition Corp., and LEV Pharmaceuticals, Inc., dated November 5, 2004.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 10, 2004


                                            FUN CITY POPCORN, INC.



                                            By:  /s/  James Eller
                                               --------------------------------
                                            Name:     James Eller
                                            Title:    Chief Executive Officer


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